NEW ENGLAND LIFE INSURANCE COMPANY

New England Variable Annuity Separate Account

Supplement dated December 15, 2022 to the Updating Summary Prospectuses

Dated April 29, 2022

American Growth Series

American Growth Series - I

This supplement describes a change to the above-referenced variable annuity contracts issued by New England Life Insurance Company (“we” or “us”).

Information Change for the Office that Administers Your Contract

Effective December 30, 2022, contact information for the office that receives general servicing requests and correspondences for your contract will change. Please use the following new contact information:

New England Life Insurance Company

P.O. Box 4261

Clinton, IA 52733-4261

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on March 30, 2023. After this date, requests and elections sent to an address other than the one provided above, may be returned or there may be a delay in processing requests.

Please refer to your prospectus for contact information for the office that receives other servicing requests, correspondence and payments, including where to send rollover requests, contribution payments, and loan repayments, as applicable.

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

H (NEVA_USP)